August 4, 2015 Ticker (NYSE: G) Genpact Q2 2015 Earnings Presentation Exhibit 99.2

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© 2015 Copyright Genpact. All Rights Reserved.
These
materials
contain
certain
statements
concerning
our
future
growth
prospects
and
forward-looking
statements,
as
defined
in
the
safe
harbor
provisions
of
the
U.S.
Private
Securities
Litigation
Reform
Act
of
1995.
These
statements
are
based
on
Genpact’s
current
expectations
and
beliefs,
as
well
as
a
number
of
assumptions
concerning
future
events.
These
statements
involve
a
number
of
risks,
uncertainties
and
other
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
such
forward-looking
statements.
These
risks
and
uncertainties
include
but
are
not
limited
to
a
slowdown
in
the
economies
and
sectors
in
which
our
clients
operate,
a
slowdown
in
the
BPO
and
IT
Services
sectors,
the
risks
and
uncertainties
arising
from
our
past
and
future
acquisitions,
our
ability
to
convert
bookings
to
revenues,
our
ability
to
manage
growth,
factors
which
may
impact
our
cost
advantage,
wage
increases,
our
ability
to
attract
and
retain
skilled
professionals,
risks
and
uncertainties
regarding
fluctuations
in
our
earnings,
dependence
on
tax
legislation,
general
economic
conditions
affecting
our
industry
as
well
as
other
risks
detailed
in
our
reports
filed
with
the
U.S.
Securities
and
Exchange
Commission
(the
“SEC”),
including
the
Company's
Annual
Report
on
Form
10-K.
These
filings
are
available
at
www.sec.gov
or
on
the
investor
relations
section
of
our
website,
www.genpact.com.
Genpact
may
from
time
to
time
make
additional
written
and
oral
forward-looking
statements,
including
statements
contained
in
our
filings
with
the
SEC.
The
Company
undertakes
no
obligation
to
update
any
forward-
looking
statements
that
may
be
made
from
time
to
time
by
or
on
behalf
of
the
Company.
These
materials
also
include
measures
defined
by
the
SEC
as
non-GAAP
financial
measures.
Genpact
believes
that
these
non-
GAAP
measures
can
provide
useful
supplemental
information
to
investors
regarding
financial
and
business
trends
relating
to
its
financial
condition
and
results
of
operations
when
read
in
conjunction
with
the
Company’s
reported
results.
Reconciliations
of
these
non-GAAP
measures
from
GAAP
are
available
in
this
presentation
and
in
our
earnings
release
dated
August
4,
2015.
Forward-Looking Statements
Non-GAAP Financial Measures

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© 2015 Copyright Genpact. All Rights Reserved.
Q2 2015 –
Key Financial Highlights
Solid quarter driven by continued strength in Global Client BPO revenue
Q2 ‘15 versus Q2 ‘14 performance:
Total Revenue:
+9%
Revenue from Global Clients:
+12%
GE Revenue:
-4%
Q2
2015
Adjusted
Income
from
Operations
grew
15%,
with
a
margin
(1)
of
16.5%,
driven
by
operating  efficiencies, favorable foreign exchange rates and certain non-recurring benefits
Global
Client
growth
was
broad-based
across
most
of
our
target
verticals
–
including
Banking
and Financial Services, Insurance, Life Sciences, High Tech and CPG
From a service line perspective, Finance & Accounting, our Core Vertical Operations,
Analytics and Consulting Services all contributed to growth
Notes:
1.
Adjusted income from operations is a non-GAAP measure. Q2 ‘15 GAAP income from operations margin was 14.7%.

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© 2015 Copyright Genpact. All Rights Reserved.
New Digital Technologies Combined With Our Lean Six Sigma and
Domain Strength Positions Us Well To Partner With Our Clients
Big trends impacting the way companies run their businesses
Clients are looking for partners that can help them navigate through transformative journeys
Big trends and companies’ need to transform, represent a tremendous opportunity for
Genpact
Recent investment activity has added depth to our digital capabilities and strengthened our value proposition

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© 2015 Copyright Genpact. All Rights Reserved.
Continued Momentum On Large Deal Wins And Healthy Pipeline
Continued momentum in converting and winning big deals; signed two large transformational engagements in the second quarter, bringing the total to 10 over the last 18 months
Pipeline continues to be healthy across our key target industry verticals, service lines and geographies
Win rates continue to hold at very good levels with improving sales force productivity

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© 2015 Copyright Genpact. All Rights Reserved.
424.8
481.2
136.8
128.3
441.8
495.0
119.8
114.5
Q2 2015 Revenue Summary
Total growth on a constant currency basis was 11%; excluding Pharmalink, total revenue growth was 7%, or 10% on a constant currency basis
Q2 2015 Global Clients
BPO revenues increased 18% and ITO revenues declined 5%
Global
Clients
GE
BPO
ITO
9%
YoY
Growth%
12%
(4%)
9%
(6%)
13%
YoY
Growth%
Q2 ‘14
Q2 ‘15
Q2 ‘14
Q2 ‘15
($ in millions)
($ in millions)
$561.6
$609.5
$609.5
$561.6

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© 2015 Copyright Genpact. All Rights Reserved.
Continue to Expand Client Relationships
Notes:
1.
Relationship size = annual revenues based on last four rolling quarters
Relationship Size
(1)
85
27
14
3
102
31
17
4
0
20
40
60
80
100
120
> $5 MM
> $15 MM
>$25 MM
>$50 MM
Q2 14
Q2 15

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© 2015 Copyright Genpact. All Rights Reserved.
Q2 reflects investments in capabilities more than offset by
lower G&A expenses driven by productivity and FX gains
Q2‘14
Q2’15
YoY
Revenue
561.6
609.5
8.5%
Cost of Revenue
340.1
366.3
7.7%
Gross Profit
221.5
243.2
9.8%
Gross Profit % of Revenue
39.4%
39.9%
50 bps
SG&A
142.7
149.2
4.6%
SG&A % of Revenue
25.4%
24.5%
-90 bps
Adjusted
Income
from
Operations
87.6
100.6
14.9%
Adjusted Income from Operations Margin
15.6%
16.5%
90 bps
($ millions)
Notes:
1.
Adjusted income from operations is a non-GAAP measure. Income from operations was $73.1 million in Q2 ‘14 and $89.4 million in Q2 ’15.
Gross profit margin increase was driven by operating efficiencies and favorable foreign exchange rates.
(1)

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© 2015 Copyright Genpact. All Rights Reserved.
EPS Year-over-Year Bridge
Q2 ‘14
Q2 ‘15
Adjusted Net Income ($ millions)
59.4
71.7
Diluted
Shares
Outstanding
(millions)
(2)
221.5
221.0
22
5
FX Re-measurement
Gains
Q2 ‘14
GAAP
EPS
28
(Cents per share)
Net
Adjustments
(1)
27
5
Net
Adjustments
(1)
Q2 ‘14
Adjusted
EPS
Q2 ‘15
Adjusted
EPS
Q2 ‘15
GAAP
EPS
Higher Adjusted
Income from
Operations
-4
Increase       Decrease
Notes:
1.
Adjustments primarily include amortization of acquired intangible assets, stock-based compensation expenses and acquisition-related expenses.
2.
Weighted average number of diluted shares outstanding; diluted shares outstanding includes the impact of 3.6 million shares repurchased through June 30, 2015.
-
The above bridge reflects only significant variance items year over year and is illustrative and subject to rounding.
-
EPS = Diluted earnings per share
32
4
Higher Financing
Costs
(Debt Refinance
write-off)
-3

PROCESS • ANALYTICS • TECHNOLOGY

115
79
90
Cash From Operations
Q2 2015 cash from operations
up $11 MM
Cash from operations driven by higher revenue and improved operating margin.
Q2 ‘14
Q2 ‘15
15%
Notes:
1) Cash and Liquid Assets = Cash and cash equivalents and short-term deposits
23%
YTD ‘14
YTD ‘15
YoY
Growth%
YoY
Growth%
($ in millions)
($ in millions)
Q2 ’14
Q1’15
Q2 ‘15
Days Sales Outstanding
84
81
82
Cash
and
Liquid
Assets
($
millions)
(1)

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11
© 2015 Copyright Genpact. All Rights Reserved.
Full Year 2015 Outlook
Revenues ($B)
FY 2015
Adjusted Income from Operations -
Margin
~15.0 -
15.2%
2.46 -
2.50
Other Metrics
Cash Flow From Operations
Effective Tax Rate
5% -
10% > 2014
22 -
23%
Capital Expenditure (% of revenue)
~3.0%

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12
© 2015 Copyright Genpact. All Rights Reserved.
Annexure 1: Reconciliation of Adjusted Income From
Operations –
Q2 2015
(USD, in thousands)
2014
2015
Income from operations per GAAP
$
73,051
$
89,353
Add: Stock-based compensation
6,906
6,654
Add: Amortization of acquired intangible assets
5,010
6,120
Add: Acquisition-related expenses
1,977
-
Add/Less: Other income (expense), net excluding net interest
517
811
Add/Less: Gain
(loss) on equity-method investment activity, net
34
(2,340)
Add/Less:
Net
loss
(income)
attributable
to
noncontrolling
interest
84
-
Adjusted income from operations
$
87,579
$
100,598
Quarter ended June 30,

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13
© 2015 Copyright Genpact. All Rights Reserved.
Annexure 2: Reconciliation of Adjusted Net Income –
Q2
2015
(USD, in thousands, except per share data)
Quarter ended June 30,
2014
2015
Net income attributable to Genpact Limited shareholders per GAAP
$
48,984
$
62,701
Add: Stock-based compensation
6,906
6,654
Add: Amortization of acquired intangible assets
5,010
6,120
Add: Acquisition-related expenses
1,977
-
Less: Tax impact on stock-based compensation
(1,751)
(1,864)
Less: Tax impact on amortization of acquired intangibles
(1,631)
(1,909)
Less: Tax impact on acquisition-related expenses
(53)
-
Adjusted net income
$
59,442
$
71,702
Adjusted diluted earnings per share
$
0.27
$
0.32

Thank You